Pacific Partners, LLC
                            1702 East Highland Avenue
                                    Suite 310
                             Phoenix, Arizona 85016
                                Tel: 602-248-8181
                                Fax: 602-248-0084


                                 August 31, 2000

BY HAND

Del Webb Corporation
6001 N. 24th Street
Phoenix, AZ  85016
Attention:  Corporate Secretary

          Re: Notice of Nomination of Persons for Election as Directors
              ---------------------------------------------------------

Dear Sirs:

                  Pacific Partners, LLC, a Delaware limited liability company ("Pacific Partners"), is the beneficial owner of 1,002,186 shares of the Common Stock, $.001 par value per share ("Common Stock"), of Del Webb Corporation (the "Company") and a stockholder of record of 1,000 shares of Common Stock of the Company. Under the Company's Bylaws we are therefore entitled to nominate one or more persons for election as directors at the Company's annual meeting, which we understand is presently scheduled to be held on Thursday, November 2, 2000 (the "Annual Meeting").

         In accordance with Article 2, Section 2.8 of the Company's Bylaws, we are submitting this letter to nominate Messrs. William S. Levine, Arturo R. Moreno and Brian J. O'Connor (the "Nominees") for election as directors at the Annual Meeting.

         Based upon publicly filed information available on the date hereof, we understand that three directors are to be elected at the Annual Meeting. However, we request that you inform us promptly if there has been any change in such publicly filed information, including any increase in the number of directors to be elected at the Annual Meeting (either because the Board of Directors is enlarged or otherwise), so that we can act promptly to notify you of our intent to make further nomination(s). Of course, it might not be possible under those circumstances to comply with the time periods of Article 2, Section
2.8 of the Company's Bylaws, but we believe that the failure of the Company to permit additional nominations under those circumstances would be invalid and illegal. Similarly, if fewer than three directors are to be elected because the Board of Directors is reduced, we request that you inform us promptly, so that we may notify you which of our three nominees listed herein will be so nominated.

Del Webb Corporation
August 31, 2000
Page 2

         As required by Article 2, Section 2.8 of the Company's Bylaws, we hereby advise you that:

          (a) our name and address is set forth above; the names and addresses (business and residence) of the Nominees are set forth in Attachments A-C;

          (b) Pacific Partners represents that, as of the date hereof, (i) it is the beneficial owner of 1,002,186 shares of Common Stock of the Company entitled to vote for the election of directors (of which 1,000 shares are held of record), (ii) it does not have any rights to acquire Common Stock other than as set forth herein or in the Amended Schedule 13D (as defined below), (iii) it undertakes to continue to hold the shares of Common Stock reported on the Amended Schedule 13D through the record date for the Annual Meeting; and (iv) it intends to appear in person or by proxy at the Annual Meeting to nominate the Nominees in the event the Company does not accept the Nominees as nominees of the Board of Directors;

          (c) Mr. Levine is the Manager of Pacific Partners and an affiliate of a member of Pacific Partners and Mr. Moreno is a member of Pacific Partners. Mr. O'Connor is neither a member nor an affiliate of a member of Pacific Partners. Each of the Nominees has agreed to be nominated by us for election as a director, to be named in any proxy statement published by the Company or Pacific Partners pursuant to the proxy rules of the Securities and Exchange Commission in connection with the election of directors at the Annual Meeting and, if elected, to serve as a Director of the Company. Except as indicated in Attachments A-C, there are no arrangements or understandings between Pacific Partners and any of the Nominees and any other person or persons pursuant to which the nominations are to be made by us;

          (d) the information regarding each of the Nominees that would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated by the Company's Board of Directors, is set forth in Attachments A-C and such information is supplemented by information contained in the Schedule 13D filed by Pacific Partners on August 17, 2000, as amended by Amendment No. 1 to Schedule 13D filed by Pacific Partners on August 31,

Del Webb Corporation
August 31, 2000
Page 3


               2000 (the  "Amended  Schedule  13D"),  copies of which  have been
               previously  delivered  to  the  Company,   which  information  is
               incorporated by reference herein;

          (e) the consents of each of the Nominees to be named as nominees in any proxy statement referred to above and to serve as a Director of the Company, if so elected, are set forth in Attachments A-C; and

          (f) we certify that each of the Nominees is not now an officer or employee of the Company, and otherwise meets the qualifications to serve as a Director of the Company prescribed in the Bylaws of the Company.

                                          Very truly yours,

                                          PACIFIC PARTNERS, LLC



                                       By: /s/ William S. Levine
                                          ------------------------------
                                          Name:    William S. Levine
                                          Title:   Manager

Receipt of a copy of the
foregoing letter is acknowledged.

DEL WEBB CORPORATION


By:____________________________
Name:__________________________
Title:_________________________



Cc:  William B. Shearer, Jr.
       Rick Miller
       Eliot W. Robinson

                                    Exhibit A

1.       Name, age and addresses of Nominee:

         William S. Levine, 68 (Birthday-February 6, 1932)
         Business/Residential Addresses:

         Business:                               Residential:
         --------                                -----------
         1702 East Highland Avenue, Suite 310    4201 East Keim Drive
         Phoenix, Arizona 85016                  Paradise Valley, Arizona 85253

2.       Principal Occupation and Directorships.

         Mr. Levine is the manager of Pacific Partners, LLC ("Pacific Partners"), a Delaware limited liability company engaging in investments. Mr. Levine is also a director of Infinity Broadcasting Corporation (a multimedia company) and Chairman of Infinity Outdoor, Inc. (outdoor advertising) and has held such positions since December 9, 1999. Prior to becoming a director of Infinity Broadcasting Corporation Mr. Levine was Chairman of the Board and a director of Outdoor Systems, Inc. (outdoor advertising), since its formation in 1980. Mr. Levine is also a director of International Leisure Hosts, Ltd. (owner/operator of resort motel) and is an owner and officer of numerous privately-owned firms.


3. The Nominee is not involved in any material legal proceeding in which he is a party adverse to, or has a material interest adverse to that of, Del Webb Corporation (the "Company") or any of its subsidiaries.

4. The Nominee was not nominated as a director pursuant to any agreement or understanding between the Nominee and any other person(s). The Nominee is the Manager of Pacific Partners, the stockholder of the Company submitting the nomination.

5. The Nominee has never held any position or office with the Company, nor served as a Director of the Company.

6. To the best of Nominee's knowledge, there exists no family relationship between the Nominee and any director, any nominee for election as director or any executive officer of the Company.

7. Presently, except as set forth in Item 2 above, the Nominee is not a director or a nominee for election as director of any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

8. Within the past five years, no petition under the Federal bankruptcy laws or any state insolvency law has been filed by or against, and no receiver, fiscal agent or similar court appointed officer has been appointed for the business or property of the Nominee or (a) any partnership in which the Nominee was a general partner, or (b) any corporation of which the Nominee was an executive officer, in either case at or within two years before the time of such filing.

9. Within the past five years, the Nominee has not been convicted in a criminal proceeding (excluding traffic violations or other minor offenses).

10. Within the past five years, the Nominee has not been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, that permanently or temporarily enjoined any of the following activities: (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;
         (ii) engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws.

11. Within the past five years, the Nominee has not been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right to engage in any activity described in clause (i) of item 10, above, or the right to be associated with persons engaged in any such activity.

12. Within the past five years, the Nominee has not been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any Federal or State securities law.

13. Within the past five years, the Nominee has not been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law.

14. The Nominee does not currently and does not expect, (other than pursuant to the Company's existing plans and policies relating to Directors) if elected, to receive any cash compensation, bonus, deferred compensation, pension plan coverage, stock option or stock appreciation rights from the Company.

15. Neither the Nominee nor, to the best of the Nominee's knowledge, any of the Nominee's associates or immediate family members had or has a direct or indirect material interest in any transaction or series of similar transactions with the Company or any of its subsidiaries in which the amount involved exceeds $60,000 and which has occurred since January 1, 1999 or is currently proposed.

16. The Nominee has not been an executive officer of, does not own and did not during 1999 own (of record or beneficially) an equity interest in excess of ten percent of any business or professional entity that has made, or proposes to make, payments to the Company or its subsidiaries for property or services in excess of five percent of (i) the Company's consolidated gross revenues for 1999 or (ii) the other entity's consolidated gross revenues for its last full fiscal year.

17. The Nominee has not been an executive officer of, does not own and did not during 1999 own, (of record or beneficially) an equity interest in excess of ten percent of any business or professional entity to which the Company or its subsidiaries has made or proposes to make payments for property or services in excess of five percent of (i) the Company's consolidated gross revenues for 1999 or (ii) the other entity's consolidated gross revenues for its last fiscal year.

18. The Nominee has not been an executive officer of, does not own and did not during 1999 own (of record, or beneficially), an equity interest in excess of ten percent of any business or professional entity to which the Company or its subsidiaries was indebted in an aggregate amount in excess of five percent of the Company's total consolidated assets as of December 31, 1999.

19. The Nominee is not, and during 1999 was not, a member of, or of counsel to, a law firm that the Company retained during 1999, or to the best of Nominee's knowledge, proposes to retain during the current fiscal year.

20. The Nominee is not, and during 1999 was not, a partner or executive officer of any investment banking firm that has performed services for the Company during 1999 or that the Company proposes to have perform services during 2000.

21. The Nominee is not involved in any relations with the Company that are substantially similar in scope to those listed and described in items 16 through 20 above.

22. Since January 1, 1999, the Nominee has not been, and to the best of the Nominee's knowledge none of the following persons has been, indebted to the Company or any of its subsidiaries in an amount that exceeds $60,000: (i) any immediate family members of the Nominee; (ii) any corporation or organization of which the Nominee is an executive officer or partner or is, directly or indirectly, the beneficial owner of ten percent or more of any class of equity securities; or (iii) any trust or estate in which the Nominee has a substantial beneficial interest or serves as a trustee or in a similar capacity.

23. The Nominee is not, directly or indirectly, the beneficial owner (as defined in Rule 13d-3 under the Exchange Act of 1934) of any securities of the Company except that he may be deemed to be the beneficial owner of 1,002,186 shares of Common Stock owned by Pacific Partners because he is the Manager of Pacific Partners, the sole owner of such Common Stock. The Nominee owns no securities issued by the Company of record that he does not own beneficially.

                          CONSENT TO SERVE AS DIRECTOR

                  I hereby consent to be named as a nominee for election as a Director of Del Webb Corporation in any proxy statement published by Del Webb Corporation or Pacific Partners, LLC pursuant to the proxy rules of the Securities and Exchange Commission in connection with the election of Directors at the 2000 Annual Meeting of Stockholders of Del Webb Corporation and to serve as a Director of Del Webb Corporation if so elected.



                                            /s/ William S. Levine
                                            -----------------------------------
                                            William S. Levine
                                            Date: August 30, 2000

                                    Exhibit B

1.       Name, age and addresses of Nominee:

         Arturo R. Moreno, 54 (Birthday - August 14, 1946)
         Business/Residential Addresses:

         Business:                                  Residential:
         --------                                   -----------
         2502 N. Black Canyon Highway               60 Biltmore Estates
         Phoenix, Arizona 85009                     Phoenix, Arizona 85016

2.       Principal Occupation and Directorships.

         June 2000 - Present
         Member
         Pacific Partners, LLC
         (investments)

         December 1999 - Present
         Director
         Infinity Broadcasting Corporation
         (multimedia)

         December 1999 - Present
         Chief Executive Officer
         Infinity Outdoor, Inc.
         (outdoor advertising)

         April 1984 - December 1999
         President, Chief Executive Officer, Director
         Outdoor Systems, Inc.
         (outdoor advertising)

3. The Nominee is not involved in any material legal proceeding in which he is a party adverse to, or has a material interest adverse to that of, Del Webb Corporation (the "Company") or any of its subsidiaries.

4. The Nominee was not nominated as a director pursuant to any agreement or understanding between the Nominee and any other person(s). The Nominee a member of Pacific Partners, LLC, a Delaware corporation ("Pacific Partners"), the stockholder of the Company submitting the nomination.

5. The Nominee has never held any position or office with the Company, nor served as a Director of the Company.

6. To the best of Nominee's knowledge, there exists no family relationship between the Nominee and any director, any nominee for election as director or any executive officer of the Company.

7. Presently, except as set forth in Item 2 above, the Nominee is not a director or a nominee for election as director of any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

8. Within the past five years, no petition under the Federal bankruptcy laws or any state insolvency law has been filed by or against, and no receiver, fiscal agent or similar court appointed officer has been appointed for the business or property of the Nominee or (a) any partnership in which the Nominee was a general partner, or (b) any corporation of which the Nominee was an executive officer, in either case at or within two years before the time of such filing.

9. Within the past five years, the Nominee has not been convicted in a criminal proceeding (excluding traffic violations or other minor offenses).

10. Within the past five years, the Nominee has not been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, that permanently or temporarily enjoined any of the following activities: (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;
         (ii) engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws.

11. Within the past five years, the Nominee has not been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right to engage in any activity described in clause (i) of item 10, above, or the right to be associated with persons engaged in any such activity.

12. Within the past five years, the Nominee has not been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any Federal or State securities law.

13. Within the past five years, the Nominee has not been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law.

14. The Nominee does not currently and does not expect, (other than pursuant to the Company's existing plans and policies relating to Directors) if elected, to receive any cash compensation, bonus, deferred compensation, pension plan coverage, stock option or stock appreciation rights from the Company.

15. Neither the Nominee nor, to the best of the Nominee's knowledge, any of the Nominee's associates or immediate family members had or has a direct or indirect material interest in any transaction or series of similar transactions with the Company or any of its subsidiaries in which the amount involved exceeds $60,000 and which has occurred since January 1, 1999 or is currently proposed.

16. The Nominee has not been an executive officer of, does not own and did not during 1999 own (of record or beneficially) an equity interest in excess of ten percent of any business or professional entity that has made, or proposes to make, payments to the Company or its subsidiaries for property or services in excess of five percent of (i) the Company's consolidated gross revenues for 1999 or (ii) the other entity's consolidated gross revenues for its last full fiscal year.

17. The Nominee has not been an executive officer of, does not own and did not during 1999 own, (of record or beneficially) an equity interest in excess of ten percent of any business or professional entity to which the Company or its subsidiaries has made or proposes to make payments for property or services in excess of five percent of (i) the Company's consolidated gross revenues for 1999 or (ii) the other entity's consolidated gross revenues for its last fiscal year.

18. The Nominee has not been an executive officer of, does not own and did not during 1999 own (of record, or beneficially), an equity interest in excess of ten percent of any business or professional entity to which the Company or its subsidiaries was indebted in an aggregate amount in excess of five percent of the Company's total consolidated assets as of December 31, 1999.

19. The Nominee is not, and during 1999 was not, a member of, or of counsel to, a law firm that the Company retained during 1999, or to the best of Nominee's knowledge, proposes to retain during the current fiscal year.

20. The Nominee is not, and during 1999 was not, a partner or executive officer of any investment banking firm that has performed services for the Company during 1999 or that the Company proposes to have perform services during 2000.

21. The Nominee is not involved in any relations with the Company that are substantially similar in scope to those listed and described in items 16 through 20 above.

22. Since January 1, 1999, the Nominee has not been, and to the best of the Nominee's knowledge none of the following persons has been, indebted to the Company or any of its subsidiaries in an amount that exceeds $60,000: (i) any immediate family members of the Nominee; (ii) any corporation or organization of which the Nominee is an executive officer or partner or is, directly or indirectly, the beneficial owner of ten percent or more of any class of equity securities; or (iii) any trust or estate in which the Nominee has a substantial beneficial interest or serves as a trustee or in a similar capacity.

23. The Nominee is not, directly or indirectly, the beneficial owner (as defined in Rule 13d-3 under the Exchange Act of 1934) of any securities of the Company except that he may be deemed to be the beneficial owner of 1,002,186 shares of Common Stock owned by Pacific Partners, because he is a member of Pacific Partners, the sole owner of such Common Stock. The Nominee owns no securities issued by the Company of record that he does not own beneficially.

                          CONSENT TO SERVE AS DIRECTOR

                  I hereby consent to be named as a nominee for election as a Director of Del Webb Corporation in any proxy statement published by Del Webb Corporation or Pacific Partners, LLC pursuant to the proxy rules of the Securities and Exchange Commission in connection with the election of Directors at the 2000 Annual Meeting of Stockholders of Del Webb Corporation and to serve as a Director of Del Webb Corporation if so elected.


                                        /s/ Arturo R. Moreno
                                        ------------------------------------
                                        Arturo R. Moreno
                                        Date: August 30, 2000

                                    Exhibit C

1.       Name, age and addresses of Nominee (the "Nominee"):

         Brian John O'Connor, 44 (Birthday-October 17, 1955)
         Business/Residential Addresses:

         Business:                                       Residential:
         --------                                        -----------
         1702 East Highland Avenue                       7721 North 17th Place
         Suite 301                                       Phoenix, Arizona 85020
         Phoenix, Arizona 85016

2.       Principal Occupation and Directorships.

         August 1988 - Present
         Senior Vice President
         Hutchinson, Shockey, Erley & Co.
         (investment banking)

         September 1993- December 1999
         Member of the Board of Directors
         Outdoor Systems, Inc.
         (outdoor advertising)

3. The Nominee is not involved in any material legal proceeding in which he is a party adverse to, or has a material interest adverse to that of, Del Webb Corporation (the "Company") or any of its subsidiaries.

4. The Nominee was not nominated as a director pursuant to any agreement or understanding between the Nominee and any other person(s).

5. The Nominee has never held any position or office with the Company, nor served as a Director of the Company.

6. To the best of Nominee's knowledge, there exists no family relationship between the Nominee and any director, any nominee for election as director, or any executive officer of the Company.

7. Presently, the Nominee is not a director or a nominee for director of any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

8. Within the past five years, no petition under the Federal bankruptcy laws or any state insolvency law has been filed by or against, and no receiver, fiscal agent or similar court appointed officer has been appointed for the business or property of the Nominee or (a) any partnership in which the Nominee was a general partner, or (b) any corporation of which the Nominee was an executive officer, in either case at or within two years before the time of such filing.

9. Within the past five years, the Nominee has not been convicted in a criminal proceeding (excluding traffic violations or other minor offenses).

10. Within the past five years, the Nominee has not been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, that permanently or temporarily enjoined any of the following activities: (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;
         (ii) engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws.

11. Within the past five years, the Nominee has not been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right to engage in any activity described in clause (i) of item 10, above, or the right to be associated with persons engaged in any such activity.

12. Within the past five years, the Nominee has not been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any Federal or State securities law.

13. Within the past five years, the Nominee has not been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law.

14. The Nominee does not currently and does not expect, (other than pursuant to the Company's existing plans and policies relating to Directors) if elected, to receive any cash compensation, bonus, deferred compensation, pension plan coverage, stock option or stock appreciation rights from the Company.


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

15. Neither the Nominee nor, to the best of the Nominee's knowledge, any of the Nominee's associates or immediate family members had or has a direct or indirect material interest in any transaction or series of similar transactions with the Company or any of its subsidiaries in which the amount involved exceeds $60,000 and which has occurred since January 1, 1999 or is currently proposed.

16. The Nominee has not been an executive officer of, does not own and did not during 1999 own (of record or beneficially) an equity interest in excess of ten percent of any business or professional entity that has made, or proposes to make, payments to the Company or its subsidiaries for property or services in excess of five percent of (i) the Company's consolidated gross revenues for 1999 or (ii) the other entity's consolidated gross revenues for its last full fiscal year.

17. The Nominee has not been an executive officer of, does not own and did not during 1999 own, (of record or beneficially) an equity interest in excess of ten percent of any business or professional entity to which the Company or its subsidiaries has made or proposes to make payments for property or services in excess of five percent of (i) the Company's consolidated gross revenues for 1999 or (ii) the other entity's consolidated gross revenues for its last fiscal year.

18. The Nominee has not been an executive officer of, does not own and did not during 1999 own (of record, or beneficially), an equity interest in excess of ten percent of any business or professional entity to which the Company or its subsidiaries was indebted in an aggregate amount in excess of five percent of the Company's total consolidated assets as of December 31, 1999.

19. The Nominee is not, and during 1999 was not, a member of, or of counsel to, a law firm that the Company retained during 1999, or to the best of Nominee's knowledge, proposes to retain during the current fiscal year.

20. The Nominee is not, and during 1999 was not, a partner or executive officer of any investment banking firm that has performed services for the Company during 1999 or that the Company proposes to have perform services during 2000.

21. The Nominee is not involved in any relations with the Company that are substantially similar in scope to those listed and described in items 16 through 20 above.

22. Since January 1, 1999, the Nominee has not been, and to the best of the Nominee's knowledge none of the following persons has been, indebted to the Company or any of its subsidiaries in an amount that exceeds $60,000: (i) any immediate family members of the Nominee; (ii) any corporation or organization of which the Nominee is an executive officer or partner or is, directly or indirectly, the beneficial owner of ten percent or more of any class of equity securities; or (iii) any


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

         trust or estate in which the Nominee has a substantial beneficial interest or serves as a trustee or in a similar capacity.

23. The Nominee is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act of 1934) of 2,000 shares of Common Stock of the Company.

                          CONSENT TO SERVE AS DIRECTOR

                  I hereby consent to be named as a nominee for election as a Director of Del Webb Corporation in any proxy statement published by Del Webb Corporation or Pacific Partners, LLC pursuant to the proxy rules of the Securities and Exchange Commission in connection with the election of Directors at the 2000 Annual Meeting of Stockholders of Del Webb Corporation and to serve as a Director of Del Webb Corporation if so elected.



                                            /s/ Brian J. O'Connor
                                            ---------------------------------
                                            Brian J. O'Connor
                                            Date: August 30, 2000























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